                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2003
                                                         -----------------


                         NORTHWEST PIPELINE CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                               1-7414                        87-0269236
     (State or other jurisdiction             (Commission File Number)            (I.R.S. Employer
           of incorporation)                                                     Identification No.)

            295 CHIPETA WAY                                                             84108
         SALT LAKE CITY, UTAH                                                        (Zip Code)
    (Address of principal executive
               offices)


        Registrant's telephone number, including area code: 801-583-8800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE


         Northwest Pipeline Corporation wishes to disclose for Regulation FD purposes its press release dated February 27, 2003, as set forth in Exhibit 99 attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHWEST PIPELINE CORPORATION


                                        By:     /s/ Brian K. Shore
                                                ------------------------------
                                        Name:   Brian K. Shore
                                        Title:  Corporate Secretary


Dated:  February 28, 2003




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99              Copy of Northwest Pipeline Corporation's press release dated
                  February 27, 2003.




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